UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

July 28, 2016

Date of Report (Date of earliest event reported)

SYNAPTICS INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	000-49602	77-0118518
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1251 McKay Drive

San Jose, California 95131

(Address of Principal Executive Offices) (Zip Code)

(408) 904-1100

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

The Company is furnishing this Current Report on Form 8-K in connection with the disclosure of information, in the form of a press release released on July 28, 2016 and attached hereto as Exhibit 99.1.

The information in this Current Report on Form 8-K (including Exhibit 99.1) is furnished pursuant to Item 2.02 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any registration document or other document filed by the Company.

The Company does not have, and expressly disclaims, any obligation to release publicly any updates or any changes in the Company’s expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based.

The text included with this Current Report on Form 8-K is available on the Company’s website located at www.synaptics.com, although the Company reserves the right to discontinue that availability at any time.

Item 8.01	Other Events.

On July 26, 2016, the Company also announced in its press release that the Board of Directors of the Company increased its stock repurchase program by $100 million for a total available authorization of $232.7 million, and extended the Company’s stock repurchase program until July 2018. The stock repurchase program authorizes the Company to purchase up to an additional $232.7 million of its common stock in the open market or in privately negotiated transactions, depending upon market conditions and other factors, through July 2018. The number of shares purchased and the timing of purchases is based on the level of the Company’s cash balances, general business and market conditions, and other factors, including alternative investment opportunities, and does not obligate the Company to repurchase any specific number of shares and may be suspended or terminated at any time without prior notice. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

Exhibit Number	Exhibit

99.1	Press release from Synaptics Incorporated, dated July 28, 2016, titled “Synaptics Reports Results for Fourth Quarter and Fiscal 2016”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNAPTICS INCORPORATED

Date: July 28, 2016	By:	/s/ Wajid Ali
Wajid Ali
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release from Synaptics Incorporated, dated July 28, 2016, titled “Synaptics Reports Results for Fourth Quarter and Fiscal 2016”